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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 2003

                          COMMISSION FILE NO.: 0-27323



                          HARBOUR FRONT HOLDINGS, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



NEVADA                                                 88-0429812
-------------------------------------------- ---------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)




                          300 Park Avenue - Suite 1700
                               New York, NY  10022
--------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (212) 572-6276
                          -----------------------------
                           (ISSUER  TELEPHONE NUMBER)


                           The Bauer Partnership, Inc.
                           ---------------------------

                                  (FORMER NAME)

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Item 5.     Other Events.

     On January 27, 2003, the registrant changed its name from The Bauer Partnership, Inc. to Harbour Front Holdings, Inc. and changed its stock symbol from BUER to HBRF.

Item  7.     Financial  Statements  and  Exhibits.

  (c)     Exhibits:

    Exhibits     Description
    --------     -----------
      3.1        Articles  of  Amendment  to  Articles  of  Incorporation


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                              HARBOUR  FRONT  HOLDINGS,  INC.

January  27,  2003
                              /s/  Ronald  J.  Bauer
                              -----------------------------------------------
                              Ronald  J.  Bauer
                              Chief  Executive  Officer




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